December 13, 1999



Greka Integrated, Inc.
Saba Realty, Inc.
Santa Maria Refining Company
3201 Air Park Drive
Suite 201
Santa Maria, CA 93455

Ladies/Gentlemen:

         Reference is made to the First Amended and Restated Loan and Security Agreement between us dated as of November 30, 1999, as amended and/or supplemented (the "Agreement"). Capitalized terms not otherwise defined herein shall have the meaning ascribed as such terms in the Agreement.

         This letter will confirm that the Agreement is hereby amended in the following manner:

1. The Schedule to Section 12(cc) of the Agreement is hereby amended by adding to such Schedule the property and Lease descriptions annexed hereto as Schedule A.

2. Section 12(cc)(5) of the Agreement is hereby amended by adding the following sentence immediately after the end of such paragraph: "Santa Maria will use its reasonably commercial efforts to obtain the consent of the Lessor under any of the Leases which may now or hereafter become necessary in connection with the assignment of any such Lease or interest therein to Lender."

          Except as heretofore and hereby amended, the Agreement shall remain in full force and effect in accordance with its original terms.

Greka Integrated, Inc.
Saba Realty, Inc.
Santa Maria Refining Company
December 13, 1999
Page 2




         Please indicate your agreement to the foregoing by signing below and delivering a copy of this letter to our offices.

                                           Very truly yours,


                                           GMAC COMMERCIAL CREDIT  LLC

                                           By:/s/Frank Imperato, SVP
                                              ----------------------------
                                                Its

READ AND AGREED TO:

GREKA INTEGRATED, INC.


By:/s/ Randeep S. Grewal
   -------------------------------
   Its Chairman, CEO & President



SABA REALTY, INC.


By:/s/ Randeep S. Grewal
   -------------------------------
   Its Chairman, CEO & President



SANTA MARIA REFINING COMPANY


By:/s/ Randeep S. Grewal
   -------------------------------
   Its Chairman, CEO & President






                                      -2-